UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

MICREL, INCORPORATED
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

001-34020	94-2526744
(Commission File Number)	(IRS Employer ID Number)

2180 Fortune Drive, San Jose, California 95131
(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 13, 2015, Micrel, Incorporated (the “Company”) announced that the Company’s Board of Directors has approved the postponement of the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”), from June 19, 2015 to August 4, 2015.

The postponement will allow the Board of Directors and the Company’s management to further evaluate the Company’s strategic alternatives. On January 20, 2015, the Company announced that its Board of Directors decided to undertake a comprehensive review of strategic alternatives to enhance value for shareholders.

Because of the postponement of the Annual Meeting, the Company has reopened the period for the furnishing of shareholder proposals to be included in the proxy statement under applicable SEC rules, and such period will now expire on April 27, 2015. The deadline for nominations or other proposals under the Company’s bylaws is now June 17, 2015.

The Company’s shareholders of record on June 15, 2015 will be entitled to notice and to vote at the Annual Meeting.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future opportunities that are available to the Company, existence of any viable strategic alternatives and whether any future decisions by the Company will enhance shareholder value. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: availability of strategic alternatives, economic or financial difficulties experienced by our customers; the effect of business conditions in the computing, wireless, telecommunications and industrial markets; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology, market adoption, revenue growth and margins of acquired products; changes in demand for the Company’s products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company’s financial statements and forecasts; the global economic situation; the ability of the Company’s vendors and subcontractors to supply or manufacture the Company’s products in a timely manner; the timely and successful development and market acceptance of new products and upgrades to existing products; softness in the economy and the U.S. stock markets as a whole; fluctuations in the market price of the Company’s common stock and other market conditions; the difficulty of predicting our future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow, and economic and industry projections. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and including the risks and uncertainties of whether any strategic alternative will be identified by the Company’s transaction committee, whether it will be pursued, whether it will receive Board of Directors and shareholder approval if necessary, whether it will be consummated and, if consummated, whether it will enhance value for all shareholders of the Company. All forward-looking statements are made as of today, and the Company disclaims any duty to update such statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED

Date: April 13, 2015	/s/ Robert E. DeBarr
Robert E. DeBarr,
Chief Financial Officer and Vice President of Finance and Human Resources